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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                    --------------------------------------

                                  FORM 8-K

                               Current Report

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                              January 29, 1997
                              ----------------
                               Date of Report

                         BAXTER INTERNATIONAL INC.
                         -------------------------
          (Exact name of registrant as specified in its charter)

                                  Delaware
                                  --------
             (State of other jurisdiction of incorporation)

          1-4448                                        36-0781620
  ------------------------                  ---------------------------------
  (Commission file number)                  (IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois                   60015
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code: (847) 948-2000


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                             (Page 1 of 67 pages)

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Item 5. Other Events.

    The registrant hereby files amended exhibits and amended undertakings to
Part II of its presently-effective debt securities shelf registration statement on Form S-3 (SEC File No. 333-19025) (the "registration statement").



                                      2

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BAXTER INTERNATIONAL INC.
                                       -------------------------
                                            (Registrant)


                                       By: /s/ A. GERARD SIECK
                                           ------------------------
                                           A. Gerard Sieck
                                           Secretary

Date: January 29, 1997

                                      3

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                                   PART II


ITEM 16.    EXHIBITS

      The exhibits to this registration statement are listed in the Exhibit Index and are incorporated herein by reference.


ITEM 17.    UNDERTAKINGS

      The undersigned registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;


            (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

            (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this registration statement.

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      (2)   That, for the purpose of determining any liability under the
            Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (5) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referred to in Item 15 of the registration statement, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      (6) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424 or 497 under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

      (7) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of West Deerfield, Illinois, on the 29 day of January, 1997.

                                       BAXTER INTERNATIONAL INC.

                                       By:   /s/ Vernon R. Loucks Jr.
                                             ------------------------
                                             Vernon R. Loucks Jr.
                                             Chairman and
                                             Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement, or amendment thereto, has been signed below by the following persons in the capacities indicated on the 29 day of January, 1997.

(i)   Principal Executive Officer    (iv)  A Majority of the Board of Directors


      /s/ Vernon R. Loucks Jr.
      ------------------------
      Vernon R. Loucks Jr.
      Chairman, Chief Executive            Pei-yuan Chia
      Officer and a Director               John W. Colloton
                                           Susan Crown
                                           Mary Johnston Evans
                                           Frank R. Frame
(ii) Principal Financial Officer:          Martha R. Ingram
                                           Harry M. Jansen Kraemer, Jr.
     /s/ Harry M. Kraemer, Jr.             Arnold J. Levine, Ph.D.
     -------------------------------       Georges C. St. Laurent, Jr.
     Harry M. Jansen Kraemer, Jr.          Monroe E. Trout, M.D.
     Senior Vice President and             Reed V. Tuckson, M.D.
     Chief Financial Officer               Fred L. Turner
     and a Director


(iii) Principal Accounting Officer:


      /s/ Brian P. Anderson                By: /s/ Vernon R. Loucks Jr.
      ---------------------                    ------------------------
      Brian P. Anderson                        Vernon R. Loucks Jr.
      Controller                               Director and Attorney-in Fact
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                                 EXHIBIT INDEX

EXHIBIT                                                                  PAGE
NUMBER            DESCRIPTION OF DOCUMENT                               NUMBER*
-------           -----------------------                               -------
1.1         Form of Underwriting Agreement

4.1**       Amended and Restated Indenture, dated as of November 15,
             1985, between the Company and First Trust National
             Association (formerly Continental Bank, National
             Association) as trustee ("Trustee"), filed as Exhibit 4.1 to the Shelf.

4.1A**      First Supplemental Indenture, dated as of May 18, 1988,
             between the Company and Trustee, filed as Exhibit 4.1A to the Shelf.

4.1B        Form of Supplemental Indenture dated January 29, 1997
             between the Company and the Trustee.

4.2**       Form of Debenture with optional sinking fund and
             redemption provisions, filed as Exhibit 4.2 to the Company's registration statement on Form S-3
             (No. 33-1665) (the "Form S-3").

4.3**       Form of Note with optional redemption provisions, filed
             as Exhibit 4.3 to the Form S-3.

4.4**       Form of Deep Discount Note or Debenture, filed as
             Exhibit 4.4 to the Form S-3.

4.5**       Form of Zero Coupon Note of Debenture, filed as
             Exhibit 4.5 to the Form S-3.


________________________________________________
* Contained only in the manually signed original, filed with the Securities and Exchange Commission.

** Previously Filed.

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                                 EXHIBIT INDEX

EXHIBIT                                                                  PAGE
NUMBER            DESCRIPTION OF DOCUMENT                               NUMBER*
-------           -----------------------                               -------
4.6**       Form of Extendible Note, filed as Exhibit 4.6 to
             the Form S-3.

4.7**       Form of Floating Rate Note, filed as Exhibit 4.7 to
             the Form S-3.

4.8**       Form of Medium-Term Note, filed as Exhibit 4.9 to
             the Form S-3.

5.**        Opinion and consent of J. Patrick Fitzsimmons.

12.1**      Statements re computation of ratios filed as Exhibit 12
             to the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (filed 1-4448).

23.1**      Consent of Price Waterhouse LLP.

23.2**      Awareness Letter of Price Waterhouse LLP.

23.3**      Consent of J. Patrick Fitzsimmons
             (included in Exhibit 5)

24.**       Powers of Attorney.

25.         Statement of Eligibility and Qualification of the Trustee
             under the Trust Indenture Act of 1939 on Form T-1.


________________________________________________
* Contained only in the manually signed original, filed with the Securities and Exchange Commission.

** Previously Filed.